UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

NNN REIT, INC.

(exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

450 South Orange Avenue, Suite 900, Orlando, Florida 32801

(Address of principal executive offices, including zip code)

(407) 265-7348

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2024, NNN REIT, Inc. (the "Company") held its 2024 annual meeting of the stockholders (the “Annual Meeting”). The matters submitted to the Company’s stockholders for a vote included (a) the election of nine directors, (b) an advisory vote on executive compensation, and (c) the ratification of the selection of the Company’s independent registered public accounting firm for 2024. The results of such votes are set forth herein.

Proposal 1: Election of Directors

The nine nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Withhold	Abstain	Broker Non-Votes
Pamela K. M. Beall	153,548,559	993,663	249,679	13,134,608
Steven D. Cosler	152,598,348	1,944,225	249,328	13,134,608
David M. Fick	150,472,200	4,037,553	282,148	13,134,608
Edward J. Fritsch	150,296,653	4,233,254	261,994	13,134,608
Elizabeth C. Gulacsy	153,751,306	764,535	276,060	13,134,608
Kevin B. Habicht	144,727,552	9,806,883	257,466	13,134,608
Betsy D. Holden	151,902,178	2,637,169	252,554	13,134,608
Stephen A. Horn, Jr.	153,638,996	903,469	249,436	13,134,608
Kamau O. Witherspoon	153,133,208	1,376,306	282,387	13,134,608

There were no votes against the nominees with respect to Proposal 1.

Proposal 2: An Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes
149,398,785	4,972,847	420,269	13,134,608

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified as set forth below:

For	Against	Abstain
166,525,166	1,121,451	279,892

There were no broker non-votes with respect to Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN REIT, Inc.

Dated: May 16, 2024	By:	/s/ Kevin B. Habicht
Kevin B. Habicht
Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer